EXHIBIT 10.24

            SCHEDULE OF PARTIES RECEIVING INDEMNIFICATION AGREEMENTS


Erline Belton
Gina Boswell
Doug Conant
Philip R. Crimmins Sr.
Nancy Culbertson
D. Patrick Curran
John C. Cywinski
Michael Czinege
Randolph P. Davis
Carol DiRaimo
Tamy T. Duplantis
Beverly O. Elving
David L. Goebel
Kurt Hankins
Eric L. Hansen
Mark S. Hansen
Jack P. Helms
Lloyd L. Hill
Louis A. Kaucic
James W. Kirkpatrick
Steven K. Lumpkin
David R. Parsley
Sam Rothschild
Burton M. Sack
George D. Shadid
Robert T. Steinkamp
Carin L. Stutz
Stanley M. Sword
Rebecca R. Tilden
Michael Volkema
Douglas D. Waltman
Scott White